Filed Pursuant to Rule 497

Securities Act File No. 333-212436

NEWTEK BUSINESS SERVICES CORP.

Supplement No. 1, dated October 20, 2017

to

Prospectus Supplement, dated September 6, 2017

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Newtek Business Services Corp. (the “Company”), dated August 29, 2017, as supplemented by the Prospectus Supplement dated September 6, 2017, which relate to the sale of shares of common stock of the Company in an “at the market” offering pursuant to an equity distribution agreement, dated as of September 6, 2017, with JMP Securities LLC, Compass Point Research & Trading, LLC, Ladenburg Thalmann & Co. Inc., and D.A. Davidson & Co. Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus Supplement or Prospectus, as applicable.

You should carefully consider the “Risk Factors” beginning on page 23 of the Prospectus before you decide to invest.

Recent Developments

On October 13, 2017, the Company announced that its portfolio company, ADR Partners LLC dba banc-serv Partners LLC (“banc-serv”), was served with a search warrant by the Federal Bureau of Investigations on October 12, 2017 at banc-serv offices in Westfield, Indiana.  The Company closed on its $5.4 million investment in banc-serv in June 2016.  The Company is monitoring the situation and is cooperating fully with the authorities. While the outcome of this situation cannot at this time be predicted with certainty, the Company does not expect that the matter will materially affect the Company’s financial condition or results of operations.